/Mercury Proprietary/No Tech Data/ AMENDMENT TO PERFORMANCE RESTRICTED STOCK AWARD AGREEMENT UNDER THE MERCURY SYSTEMS, INC. 2018 STOCK INCENTIVE PLAN This Amendment (“Amendment”), with respect to awards of performance-based restricted stock (“Restricted Stock”) previously granted by Mercury Systems, Inc. (the “Company”) to [Name] (the “Grantee”) under the Mercury Systems, Inc. Amended and Restated 2018 Stock Incentive Plan (the “Plan”), is dated as of August 14, 2026. WHEREAS, on [Date], the Company granted an award of Restricted Stock under the Plan to the Grantee, the terms of which are governed by an award agreement (the “Award Agreement”); and WHEREAS, the Company desires to amend the Award Agreement as set forth below; and WHEREAS, capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them under the Award Agreement. NOW, THEREFORE: 1. Earned Shares. Mercury does hereby amend Section 3(a) of the Award Agreement to add the following to the end thereof: As of the Certification Date, the Committee determined that the final number of shares of Stock earned under this Award was 74.4% of the Target Shares, of which 24.4% is attributable to the Company’s performance during the Performance Period under the Performance Goals (the “Initial Shares”) and 50% is attributable to circumstances impacting performance beyond those set forth in the Performance Goals (the “Additional Shares”, and collectively with the Initial Shares, the “Earned Shares”). As of the Certification Date, the number of shares equal to the difference between the Target Shares and the Earned Shares is hereby forfeited to the Company. 2. Vesting. Mercury does hereby amend Section 3(b) of the Award Agreement to read as follows: The restrictions and conditions in Paragraph 2 shall lapse on the third anniversary after the Grant Date with respect to the Initial Shares (the “Initial Vesting Date”), and the fourth anniversary after the Grant Date with respect to the Additional Shares (the “Additional Vesting Date”), each of which shall be defined under this Award Agreement as the “Vesting Date” with respect to the Initial Shares and the Additional Shares, as applicable. 3. Termination of Employment or Change of Control Prior to the Initial Vesting Date. The provisions of Section 4 and 5 of the Award Agreement shall apply only if a termination of the

2 /Mercury Proprietary/No Tech Data/ Grantee’s employment or a Change of Control of the Company, as applicable, occurs prior to the Initial Vesting Date. 4. Termination of Employment on or after Initial Vesting Date. If the Grantee’s employment with the Company and its Subsidiaries is terminated on or after the Initial Vesting Date but prior to the Additional Vesting Date, then except as may be otherwise set forth in any agreement between the Grantee and the Company, the consequences of such termination shall be as follows: (a) If the Grantee’s employment is terminated in a manner that qualifies the Grantee for cash severance under any applicable agreement with the Company and no later than the date that is 60 days following the Grantee’s termination of employment, the Grantee shall have satisfied the Release Condition (as defined below), then the number of Additional Shares hereunder shall be prorated based on the portion of the vesting period between the Initial Vesting Date and the one-year anniversary thereof that is satisfied at the time of the termination of employment, and the Additional Vesting Date for the Additional Shares (as so prorated) shall be modified to be the date that is 60 days following the Grantee’s termination of employment. (b) If the Grantee’s employment is terminated by reason of death or Disability (as defined in Section 13(c)(ii) of the Plan), then the Additional Vesting Date shall be accelerated to be the date of such termination of employment. (c) Any shares of Restricted Stock that do not vest on or following the Grantee’s termination of employment under Paragraphs (a) or (b) above shall be automatically forfeited to the Company. (d) For purposes of this Amendment, the “Release Condition” shall mean the Grantee’s execution of a general release, which is no longer revocable, of all claims in the form prescribed by the Company in its sole discretion. 5. Continuation of Award Agreement. Except as stated herein, the terms of the Award Agreement shall continue in full force and effect. [Signatures appear on next page]

3 /Mercury Proprietary/No Tech Data/ IN WITNESS WHEREOF, each of the Company and the Grantee has duly executed this Amendment as of the date first set forth above. MERCURY SYSTEMS, INC. By: Steve Ratner Title: Chief Human Resources Officer Acknowledged and Agreed as of the date first written above: _____________________________ [Name]